Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Union Security Insurance Company Variable Account C
and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Union Security Insurance Company Variable Account C (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

Fidelity® VIP Government Money Market Portfolio (Service Class)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)

We have also audited the accompanying statements of assets and liabilities BlackRock S&P 500 Index V.I. Fund (Class I) and Hartford MidCap HLS Fund (Class IA), the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Hartford Global Growth HLS Fund (Class IA), Hartford Growth Opportunities HLS Fund (Class IA), Hartford High Yield HLS Fund (Class IA), Hartford MidCap Value HLS Fund (Class IA), Hartford MidCap Growth HLS Fund (Class IA), Hartford U.S. Government Securities HLS Fund (Class IA), and Hartford Value HLS Fund (Class IA) statements of operations, statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund (Class I)	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020.	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
Hartford Global Growth HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford Growth Opportunities HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020

SA-1

Report of Independent Registered Public Accounting Firm

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford High Yield HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2020
Hartford MidCap Value HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford MidCap Growth HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford U.S. Government Securities HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2020
Hartford Value HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford MidCap HLS Fund (Class IA)	December 31, 2020	Year ended December 31, 2020	Period from September 18, 2020 to December 31, 2020	Period from September 18, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Union Security Insurance Company Variable Account C as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor

SA-2

Report of Independent Registered Public Accounting Firm
were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of its internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2021

We have served as the auditor of the Sub-Accounts that comprise Union Security Insurance Company Variable Account C since 2002.

SA-3

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)
Assets:
Investments:
Number of shares	6,277,050	1,470,157	560,092	43,107,484	1,630,875
Cost	$6,277,050	$34,549,288	$26,663,959	$654,081,265	$33,441,621
Fair value	$6,277,050	$46,398,146	$29,040,782	$750,070,215	$36,189,120
Due from Sponsor Company	91	—	—	—	3,473
Receivable for fund shares sold	—	17,607	421	172,683	—
Total assets	6,277,141	46,415,753	29,041,203	750,242,898	36,192,593

Liabilities:
Due to Sponsor Company	—	17,607	421	172,683	—
Payable for fund shares purchased	91	—	—	—	3,473
Total liabilities	91	17,607	421	172,683	3,473

Net assets:
For contract liabilities	$6,277,050	$46,398,146	$29,040,782	$750,070,215	$36,189,120

Deferred contracts in the accumulation period:
Units owned by participants #	645,257	840,410	446,044	10,209,475	1,116,588
Minimum unit fair value #*	$9.46	$33.85	$58.85	$48.05	$29.73
Maximum unit fair value #*	$10.45	$100.83	$74.97	$98.42	$36.30
Contract liability	$6,277,050	$46,398,146	$29,040,782	$750,070,215	$36,189,120

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-4

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account (1)
Assets:
Investments:
Number of shares	—	—	—	2,179,386	—
Cost	$—	$—	$—	$33,349,128	$—
Fair value	$—	$—	$—	$42,672,383	$—
Due from Sponsor Company	—	—	—	4,777	—
Receivable for fund shares sold	—	—	—	—	—
Total assets	—	—	—	42,677,160	—

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	4,777	—
Total liabilities	—	—	—	4,777	—

Net assets:
For contract liabilities	$—	$—	$—	$42,672,383	$—

Deferred contracts in the accumulation period:
Units owned by participants #	—	—	—	1,281,463	—
Minimum unit fair value #*	$—	$—	$—	$28.28	$—
Maximum unit fair value #*	$—	$—	$—	$40.45	$—
Contract liability	$—	$—	$—	$42,672,383	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-5

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford MidCap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (1)	Sub-Account (1)
Assets:
Investments:
Number of shares	3,252,125	—	52,490	1,710,746	1,282,988
Cost	$68,109,609	$—	$3,300,986	$19,956,702	$12,939,074
Fair value	$124,068,571	$—	$5,013,814	$20,494,741	$12,945,349
Due from Sponsor Company	—	—	386	4,322	7,833
Receivable for fund shares sold	6,174	—	—	—	—
Total assets	124,074,745	—	5,014,200	20,499,063	12,953,182

Liabilities:
Due to Sponsor Company	6,174	—	—	—	—
Payable for fund shares purchased	—	—	386	4,322	7,833
Total liabilities	6,174	—	386	4,322	7,833

Net assets:
For contract liabilities	$124,068,571	$—	$5,013,814	$20,494,741	$12,945,349

Deferred contracts in the accumulation period:
Units owned by participants #	1,225,208	—	134,783	588,163	835,141
Minimum unit fair value #*	$75.59	$—	$31.81	$25.26	$12.29
Maximum unit fair value #*	$127.25	$—	$42.05	$46.08	$22.51
Contract liability	$124,068,571	$—	$5,013,814	$20,494,741	$12,945,349

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-6

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account (1)
Assets:
Investments:
Number of shares	—	—	3,276,318	1,125,184
Cost	$—	$—	$76,346,209	$39,492,968
Fair value	$—	$—	$89,377,947	$48,877,998
Due from Sponsor Company	—	—	4,207	4,094
Receivable for fund shares sold	—	—	—	—
Total assets	—	—	89,382,154	48,882,092

Liabilities:
Due to Sponsor Company	—	—	—	—
Payable for fund shares purchased	—	—	4,207	4,094
Total liabilities	—	—	4,207	4,094

Net assets:
For contract liabilities	$—	$—	$89,377,947	$48,877,998

Deferred contracts in the accumulation period:
Units owned by participants #	—	—	6,238,918	3,919,868
Minimum unit fair value #*	$—	$—	$14.12	$12.44
Maximum unit fair value #*	$—	$—	$14.64	$12.49
Contract liability	$—	$—	$89,377,947	$48,877,998

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-7

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)

Investment Income:
Dividends	$11,391	$729,943	$242,318	$2,150,383	$598,532

Expenses:
Administrative charges	(12,078)	(80,701)	(43,681)	(476,310)	(27,208)
Mortality and expense risk charges	(39,748)	(278,225)	(147,095)	(1,631,129)	(91,639)
Total Expenses	(51,826)	(358,926)	(190,776)	(2,107,439)	(118,847)
Net investment income (loss)	(40,435)	371,017	51,542	42,944	479,685

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	1,039,281	(160,689)	2,047,492	(142,618)
Net realized gain distributions	—	2,247,235	1,907,860	4,211,716	417,065
Change in unrealized appreciation (depreciation)	—	783,345	3,330,278	85,453,405	2,928,933
Net gain (loss) on investments	—	4,069,861	5,077,449	91,712,613	3,203,380
Net increase (decrease) in net assets resulting from operations	$(40,435)	$4,440,878	$5,128,991	$91,755,557	$3,683,065

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-8

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account (1)

Investment Income:
Dividends	$615,073	$—	$477,796	$683,050	$139,925

Expenses:
Administrative charges	(146,085)	(627,403)	(7,239)	(71,178)	(20,229)
Mortality and expense risk charges	(486,402)	(2,183,969)	(24,126)	(235,883)	(66,952)
Total Expenses	(632,487)	(2,811,372)	(31,365)	(307,061)	(87,181)
Net investment income (loss)	(17,414)	(2,811,372)	446,431	375,989	52,744

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	12,934,462	28,425,493	(645,758)	189,300	(5,552,560)
Net realized gain distributions	37,973,763	205,513,432	—	—	1,963,801
Change in unrealized appreciation (depreciation)	(35,043,515)	(82,411,016)	212,882	6,343,889	(1,518,724)
Net gain (loss) on investments	15,864,710	151,527,909	(432,876)	6,533,189	(5,107,483)
Net increase (decrease) in net assets resulting from operations	$15,847,296	$148,716,537	$13,555	$6,909,178	$(5,054,739)

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-9

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford MidCap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (1)	Sub-Account (1)

Investment Income:
Dividends	$—	$—	$75,003	$510,030	$124,731

Expenses:
Administrative charges	(170,869)	(13,611)	(5,449)	(28,723)	(13,282)
Mortality and expense risk charges	(568,910)	(44,498)	(17,910)	(96,078)	(44,586)
Total Expenses	(739,779)	(58,109)	(23,359)	(124,801)	(57,868)
Net investment income (loss)	(739,779)	(58,109)	51,644	385,229	66,863

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,034,326	(4,581,315)	213,853	31,000	15,300
Net realized gain distributions	3,623,742	5,225,072	282,577	30,564	—
Change in unrealized appreciation (depreciation)	24,596,509	675,741	(91,217)	687,563	(69,739)
Net gain (loss) on investments	31,254,577	1,319,498	405,213	749,127	(54,439)
Net increase (decrease) in net assets resulting from operations	$30,514,798	$1,261,389	$456,857	$1,134,356	$12,424

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-10

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account (1)

Investment Income:
Dividends	$261,491	$401,703	$1,417,640	$21,054

Expenses:
Administrative charges	(8,527)	(27,444)	(143,236)	(15,225)
Mortality and expense risk charges	(30,547)	(91,171)	(472,464)	(49,937)
Total Expenses	(39,074)	(118,615)	(615,700)	(65,162)
Net investment income (loss)	222,417	283,088	801,940	(44,108)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(237,992)	(3,132,524)	445,413	197,868
Net realized gain distributions	—	3,441,944	5,156,404	677,312
Change in unrealized appreciation (depreciation)	404,542	(3,774,374)	6,528,646	9,385,029
Net gain (loss) on investments	166,550	(3,464,954)	12,130,463	10,260,209
Net increase (decrease) in net assets resulting from operations	$388,967	$(3,181,866)	$12,932,403	$10,216,101

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-11

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)
Operations:
Net investment income (loss)	$(40,435)	$371,017	$51,542	$42,944	$479,685
Net realized gain (loss) on security transactions	—	1,039,281	(160,689)	2,047,492	(142,618)
Net realized gain distributions	—	2,247,235	1,907,860	4,211,716	417,065
Change in unrealized appreciation (depreciation)	—	783,345	3,330,278	85,453,405	2,928,933
Net increase (decrease) in net assets resulting from operations	(40,435)	4,440,878	5,128,991	91,755,557	3,683,065

Unit transactions:
Purchases	370,633	2,302,185	1,019,591	5,901,429	542,092
Net transfers	6,909,872	811,297	(929,142)	621,374,444	24,143,368
Surrenders for benefit payments and fees	(4,389,822)	(2,045,875)	(1,119,658)	(11,167,088)	(727,215)
Other transactions	(51)	(26)	—	(371,812)	(26,140)
Death benefits	—	(669,377)	(82,379)	(3,088,128)	(40,890)
Net loan activity	(103,813)	(76,990)	(77,694)	(573,717)	(63,659)
Cost of insurance	(272,862)	(2,823,090)	(1,207,589)	(8,770,337)	(723,688)
Net increase (decrease) in net assets resulting from unit transactions	2,513,957	(2,501,876)	(2,396,871)	603,304,791	23,103,868
Net increase (decrease) in net assets	2,473,522	1,939,002	2,732,120	695,060,348	26,786,933

Net assets:
Beginning of period	3,803,528	44,459,144	26,308,662	55,009,867	9,402,187
End of period	$6,277,050	$46,398,146	$29,040,782	$750,070,215	$36,189,120

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-12

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$(17,414)	$(2,811,372)	$446,431	$375,989	$52,744
Net realized gain (loss) on security transactions	12,934,462	28,425,493	(645,758)	189,300	(5,552,560)
Net realized gain distributions	37,973,763	205,513,432	—	—	1,963,801
Change in unrealized appreciation (depreciation)	(35,043,515)	(82,411,016)	212,882	6,343,889	(1,518,724)
Net increase (decrease) in net assets resulting from operations	15,847,296	148,716,537	13,555	6,909,178	(5,054,739)

Unit transactions:
Purchases	2,291,432	7,860,888	202,996	1,700,080	735,424
Net transfers	(103,637,661)	(529,418,274)	(5,639,037)	455,777	(21,615,022)
Surrenders for benefit payments and fees	(2,857,933)	(13,700,994)	(134,261)	(1,505,706)	(714,741)
Other transactions	63	101	12	(53)	(10)
Death benefits	(394,117)	(3,197,160)	(24,939)	(276,066)	(328,878)
Net loan activity	(17,881)	(559,347)	(63,933)	4,021	(47,245)
Cost of insurance	(3,190,787)	(12,678,628)	(297,888)	(1,830,108)	(829,578)
Net increase (decrease) in net assets resulting from unit transactions	(107,806,884)	(551,693,414)	(5,957,050)	(1,452,055)	(22,800,050)
Net increase (decrease) in net assets	(91,959,588)	(402,976,877)	(5,943,495)	5,457,123	(27,854,789)

Net assets:
Beginning of period	91,959,588	402,976,877	5,943,495	37,215,260	27,854,789
End of period	$—	$—	$—	$42,672,383	$—

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-13

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford MidCap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (1)	Sub-Account (1)
Operations:
Net investment income (loss)	$(739,779)	$(58,109)	$51,644	$385,229	$66,863
Net realized gain (loss) on security transactions	3,034,326	(4,581,315)	213,853	31,000	15,300
Net realized gain distributions	3,623,742	5,225,072	282,577	30,564	—
Change in unrealized appreciation (depreciation)	24,596,509	675,741	(91,217)	687,563	(69,739)
Net increase (decrease) in net assets resulting from operations	30,514,798	1,261,389	456,857	1,134,356	12,424

Unit transactions:
Purchases	3,164,722	463,874	181,392	757,327	783,392
Net transfers	(1,195,894)	(17,728,685)	124,362	7,830,826	8,283,754
Surrenders for benefit payments and fees	(4,613,757)	(483,907)	(161,021)	(1,109,444)	(374,216)
Other transactions	23	36	—	(2,033)	(10,399)
Death benefits	(595,039)	(40,830)	(30,008)	(99,262)	(87,033)
Net loan activity	(95,733)	(72,351)	3,796	7,349	4,430
Cost of insurance	(4,269,045)	(580,668)	(227,866)	(1,030,998)	(871,988)
Net increase (decrease) in net assets resulting from unit transactions	(7,604,723)	(18,442,531)	(109,345)	6,353,765	7,727,940
Net increase (decrease) in net assets	22,910,075	(17,181,142)	347,512	7,488,121	7,740,364

Net assets:
Beginning of period	101,158,496	17,181,142	4,666,302	13,006,620	5,204,985
End of period	$124,068,571	$—	$5,013,814	$20,494,741	$12,945,349

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-14

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$222,417	$283,088	$801,940	$(44,108)
Net realized gain (loss) on security transactions	(237,992)	(3,132,524)	445,413	197,868
Net realized gain distributions	—	3,441,944	5,156,404	677,312
Change in unrealized appreciation (depreciation)	404,542	(3,774,374)	6,528,646	9,385,029
Net increase (decrease) in net assets resulting from operations	388,967	(3,181,866)	12,932,403	10,216,101

Unit transactions:
Purchases	401,870	702,175	2,762,346	407,430
Net transfers	(7,487,666)	(23,252,379)	2,773,384	39,684,867
Surrenders for benefit payments and fees	(253,237)	(558,383)	(2,705,966)	(813,766)
Other transactions	15	(24)	70	(19,324)
Death benefits	(34,291)	(48,354)	(1,796,852)	(36,371)
Net loan activity	6,110	(38,729)	(36,840)	(49,831)
Cost of insurance	(488,120)	(958,426)	(3,817,839)	(511,108)
Net increase (decrease) in net assets resulting from unit transactions	(7,855,319)	(24,154,120)	(2,821,697)	38,661,897
Net increase (decrease) in net assets	(7,466,352)	(27,335,986)	10,110,706	48,877,998

Net assets:
Beginning of period	7,466,352	27,335,986	79,267,241	—
End of period	$—	$—	$89,377,947	$48,877,998

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-15

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$38,228	$451,632	$106,203	$60,405	$95,574
Net realized gain (loss) on security transactions	—	1,023,901	(154,917)	837,698	(38,994)
Net realized gain distributions	—	3,602,733	2,750,209	5,844,493	1,037,144
Change in unrealized appreciation (depreciation)	—	3,186,120	3,865,671	7,510,495	1,038,672
Net increase (decrease) in net assets resulting from operations	38,228	8,264,386	6,567,166	14,253,091	2,132,396

Unit transactions:
Purchases	128,826	2,267,543	1,142,823	1,916,312	304,652
Net transfers	1,691,638	457,911	(902,730)	237,945	105,844
Surrenders for benefit payments and fees	(1,474,093)	(1,946,004)	(1,399,678)	(2,335,944)	(440,920)
Other transactions	(51)	25	(25)	—	(25)
Death benefits	—	(522,268)	(196,172)	(321,500)	(126,279)
Net loan activity	(34,206)	(165,445)	(82,274)	(345,914)	(151,181)
Cost of insurance	(231,230)	(3,144,637)	(1,228,770)	(2,844,907)	(441,274)
Net increase (decrease) in net assets resulting from unit transactions	80,884	(3,052,875)	(2,666,826)	(3,694,008)	(749,183)
Net increase (decrease) in net assets	119,112	5,211,511	3,900,340	10,559,083	1,383,213

Net assets:
Beginning of period	3,684,416	39,247,633	22,408,322	44,450,784	8,018,974
End of period	$3,803,528	$44,459,144	$26,308,662	$55,009,867	$9,402,187

The accompanying notes are an integral part of these financial statements.
SA-16

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford Global Growth HLS Fund (Class IA)	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap Value HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(489,964)	$(3,558,620)	$319,774	$350,810	$128,867
Net realized gain (loss) on security transactions	3,675,391	11,640,864	(38,389)	154,367	125,505
Net realized gain distributions	11,973,016	77,528,742	—	1,347,289	3,279,200
Change in unrealized appreciation (depreciation)	8,001,909	12,577,768	495,536	6,068,927	3,293,791
Net increase (decrease) in net assets resulting from operations	23,160,352	98,188,754	776,921	7,921,393	6,827,363

Unit transactions:
Purchases	3,217,110	11,334,343	297,086	2,025,757	1,081,139
Net transfers	(553,464)	(1,028,420)	172,063	18,759	(227,863)
Surrenders for benefit payments and fees	(3,951,203)	(19,883,464)	(355,473)	(2,073,239)	(1,239,910)
Other transactions	26	(140)	—	(54)	(26)
Death benefits	(842,273)	(4,929,910)	(143,983)	(630,010)	(269,657)
Net loan activity	(639,746)	(2,517,132)	(48,024)	(218,440)	(220,127)
Cost of insurance	(4,524,992)	(17,636,470)	(445,672)	(1,974,713)	(1,284,220)
Net increase (decrease) in net assets resulting from unit transactions	(7,294,542)	(34,661,193)	(524,003)	(2,851,940)	(2,160,664)
Net increase (decrease) in net assets	15,865,810	63,527,561	252,918	5,069,453	4,666,699

Net assets:
Beginning of period	76,093,778	339,449,316	5,690,577	32,145,807	23,188,090
End of period	$91,959,588	$402,976,877	$5,943,495	$37,215,260	$27,854,789

The accompanying notes are an integral part of these financial statements.
SA-17

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford MidCap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(735,676)	$4,495	$49,367	$400,794	$60,492
Net realized gain (loss) on security transactions	3,939,625	(54,095)	262,864	(43,785)	23,235
Net realized gain distributions	16,398,549	2,842,089	347,815	—	—
Change in unrealized appreciation (depreciation)	8,257,620	2,309,838	429,926	854,243	27,569
Net increase (decrease) in net assets resulting from operations	27,860,118	5,102,327	1,089,972	1,211,252	111,296

Unit transactions:
Purchases	3,212,857	584,136	175,109	713,526	681,529
Net transfers	(1,500,447)	(53,442)	437,384	485,391	(220,863)
Surrenders for benefit payments and fees	(5,186,763)	(740,996)	(341,490)	(733,257)	(382,354)
Other transactions	50	—	—	—	—
Death benefits	(1,117,663)	(201,626)	(39,167)	(416,569)	(116,252)
Net loan activity	(680,363)	(171,068)	(56,710)	(115,126)	(9,149)
Cost of insurance	(4,606,003)	(807,044)	(236,352)	(990,309)	(868,426)
Net increase (decrease) in net assets resulting from unit transactions	(9,878,332)	(1,390,040)	(61,226)	(1,056,344)	(915,515)
Net increase (decrease) in net assets	17,981,786	3,712,287	1,028,746	154,908	(804,219)

Net assets:
Beginning of period	83,176,710	13,468,855	3,637,556	12,851,712	6,009,204
End of period	$101,158,496	$17,181,142	$4,666,302	$13,006,620	$5,204,985

The accompanying notes are an integral part of these financial statements.
SA-18

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Value HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$139,112	$329,751	$1,016,560
Net realized gain (loss) on security transactions	(85,623)	512,731	304,114
Net realized gain distributions	—	2,592,049	4,212,499
Change in unrealized appreciation (depreciation)	283,758	2,738,036	13,624,634
Net increase (decrease) in net assets resulting from operations	337,247	6,172,567	19,157,807

Unit transactions:
Purchases	573,039	1,025,163	2,855,434
Net transfers	629,441	(468,301)	731,910
Surrenders for benefit payments and fees	(774,577)	(1,348,479)	(3,586,073)
Other transactions	—	25	(244)
Death benefits	(180,700)	(373,193)	(350,704)
Net loan activity	(5,480)	(246,532)	(454,165)
Cost of insurance	(693,579)	(1,438,522)	(3,986,068)
Net increase (decrease) in net assets resulting from unit transactions	(451,856)	(2,849,839)	(4,789,910)
Net increase (decrease) in net assets	(114,609)	3,322,728	14,367,897

Net assets:
Beginning of period	7,580,961	24,013,258	64,899,344
End of period	$7,466,352	$27,335,986	$79,267,241

The accompanying notes are an integral part of these financial statements.
SA-19

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
1. Organization:

Variable Account C (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

In 2020, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Hartford MidCap Growth HLS Fund (Class IA) (merged
Hartford Capital Appreciation HLS Fund (Class IA)	September 18, 2020)
Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
Hartford Global Growth HLS Fund (Class IA) (merged	Hartford Ultrashort Bond HLS Fund (Class IA)
September 18, 2020)	Hartford U.S. Government Securities HLS Fund
Hartford Growth Opportunities HLS Fund (Class IA) (merged	(Class IA) (merged September 25, 2020)
September 18, 2020)	Hartford Value HLS Fund (Class IA) (merged
Hartford High Yield HLS Fund (Class IA) (merged	September 18, 2020)
September 25, 2020)	BlackRock S&P 500 Index V.I. Fund (Class I)
Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA) (available
Hartford MidCap Value HLS Fund (Class IA) (merged	September 18, 2020)
September 18, 2020)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. For the period ended December 31, 2020, the following transfers due to fund mergers were as follows:

Merger Date	Merged Sub-Account	Surviving Sub-Account	Assets Received
September 18, 2020	Hartford MidCap Growth HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	$18,395,572
September 18, 2020	Hartford Global Growth HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	$103,671,634
September 18, 2020	Hartford Growth Opportunities HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	$521,094,423
September 18, 2020	Hartford MidCap Value HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	$21,269,760
September 18, 2020	Hartford Value HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)	$23,248,475
September 25, 2020	Hartford High Yield HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	$5,381,920
September 25, 2020	Hartford U.S. Government Securities HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	$8,012,430

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

SA-20

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies:
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from these estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in Death Benefits on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

SA-21

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statue of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.

h)    Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets. At this time, the Sponsor Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Sponsor Company and its operations in future periods.

3.    Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.00% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying Statements of Operations as a reduction in unit value.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.00% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Accounts’ average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a fee ranging from $5.00 per $1,000 of face amount to $11.50 plus $0.13 per $1,000 of face amount. The Sponsor Company will also make monthly deductions of $4.00 for policy value advances recovery charges. These charges are deducted through the redemption of units from applicable contract owners' accounts and are included in cost of insurance on the accompanying Statements of Changes in

SA-22

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):
Net Assets. The Company will also make a daily deduction at an annual rate of 0.35% as a sales charge. These charges are a reduction in unit value which are reflected in the accompanying Statements of Operations.

e)    Maintenance Fees - The Sponsor Company may charge an asset based monthly expense against the Sub- Accounts’ average daily net assets. This charge cannot exceed 1.20% in each contract year. These fees are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance in the accompanying Statements of Changes in Net Assets.

f)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying Statements of Operations or cost of insurance in the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

Rider Name	Increment	$ or %
Policy Value Advances Recovery Charge	monthly deductions of $4.00 plus a daily deduction at an annual rate of 0.27% of the policy value invested	$4.00 plus 0.27%
Guaranteed Death Benefit	monthly, per $1,000 of face value	0.06%*
Single Life Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$0.52670*
Joint Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$1.05*
Single Life Waivers of Selected Amount	monthly, per $100 of selected amount	$2.0083*
Joint Waiver of Selected Amount	monthly, per $100 of selected amount	$3.53266*
Second-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.333*
First-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.3333*
Estate Protection Rider	monthly, per $1,000 of benefit	$83.3333*
Additional Insured Rider	monthly, per $1,000 of benefit	$27.1472*
Primary Insured Rider	monthly, per $1,000 of benefit	$326.09*
Child Insurance Rider	monthly, per $1,000 of benefit	$6.50*
Accelerated Benefit Rider	At the time of receipt of a benefit or when benefit is exercised. Charge is an interest discount of the accelerated benefit plus an administrative charge	10% interest discount plus $300.00*
* Maximum charge

g)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a rate of $0.10 per $1,000 of the initial face value of the policy. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance in the accompanying Statements of Changes in Net Assets.

h)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2020.

SA-23

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments:
The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$9,193,552	$6,731,421
Hartford Balanced HLS Fund (Class IA)	1,787,609	4,648,412
Hartford Capital Appreciation HLS Fund (Class IA)	1,656,745	4,244,392
Hartford Disciplined Equity HLS Fund (Class IA)	627,263,280	26,065,929
Hartford Dividend and Growth HLS Fund (Class IA)	24,953,657	1,968,635
Hartford Global Growth HLS Fund (Class IA)	2,287,018	110,726,389
Hartford Growth Opportunities HLS Fund (Class IA)	647,048	555,151,834
Hartford High Yield HLS Fund (Class IA)	109,353	6,097,768
Hartford International Opportunities HLS Fund (Class IA)	1,420,373	3,179,489
Hartford MidCap Value HLS Fund (Class IA)	613,042	23,500,273
Hartford Small Cap Growth HLS Fund (Class IA)	1,353,264	9,697,766
Hartford MidCap Growth HLS Fund (Class IA)	1,172,159	19,672,799
Hartford Stock HLS Fund (Class IA)	585,264	717,967
Hartford Total Return Bond HLS Fund (Class IA)	8,217,610	1,988,645
Hartford Ultrashort Bond HLS Fund (Class IA)	9,301,629	1,631,557
Hartford U.S. Government Securities HLS Fund (Class IA)	883,141	8,777,534
Hartford Value HLS Fund (Class IA)	488,565	24,761,300
BlackRock S&P 500 Index V.I. Fund (Class I)	3,309,675	6,747,072
Hartford MidCap HLS Fund (Class IA)	40,269,031	1,672,296

SA-24

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	932,661	675,199	257,462
Hartford Balanced HLS Fund (Class IA)	37,798	90,053	(52,255)
Hartford Capital Appreciation HLS Fund (Class IA)	32,403	74,539	(42,136)
Hartford Disciplined Equity HLS Fund (Class IA)	9,622,210	374,036	9,248,174
Hartford Dividend and Growth HLS Fund (Class IA)	869,510	66,359	803,151
Hartford Global Growth HLS Fund (Class IA)	44,243	1,625,001	(1,580,758)
Hartford Growth Opportunities HLS Fund (Class IA)	5,797	3,199,911	(3,194,114)
Hartford High Yield HLS Fund (Class IA)	3,968	199,671	(195,703)
Hartford International Opportunities HLS Fund (Class IA)	55,654	111,813	(56,159)
Hartford MidCap Value HLS Fund (Class IA)	32,227	1,067,122	(1,034,895)
Hartford Small Cap Growth HLS Fund (Class IA)	21,781	116,034	(94,253)
Hartford MidCap Growth HLS Fund (Class IA)	28,850	410,700	(381,850)
Hartford Stock HLS Fund (Class IA)	18,235	23,043	(4,808)
Hartford Total Return Bond HLS Fund (Class IA)	243,011	58,618	184,393
Hartford Ultrashort Bond HLS Fund (Class IA)	593,464	103,137	490,327
Hartford U.S. Government Securities HLS Fund (Class IA)	37,504	355,456	(317,952)
Hartford Value HLS Fund (Class IA)	24,276	1,071,196	(1,046,920)
BlackRock S&P 500 Index V.I. Fund (Class I)	268,422	519,439	(251,017)
Hartford MidCap HLS Fund (Class IA)	4,064,665	144,797	3,919,868

SA-25

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):
The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	217,767	209,979	7,788
Hartford Balanced HLS Fund (Class IA)	15,503	82,641	(67,138)
Hartford Capital Appreciation HLS Fund (Class IA)	13,763	67,510	(53,747)
Hartford Disciplined Equity HLS Fund (Class IA)	14,520	90,198	(75,678)
Hartford Dividend and Growth HLS Fund (Class IA)	17,572	44,487	(26,915)
Hartford Global Growth HLS Fund (Class IA)	15,773	157,096	(141,323)
Hartford Growth Opportunities HLS Fund (Class IA)	16,099	313,765	(297,666)
Hartford High Yield HLS Fund (Class IA)	8,107	26,173	(18,066)
Hartford International Opportunities HLS Fund (Class IA)	40,086	150,386	(110,300)
Hartford MidCap Value HLS Fund (Class IA)	20,025	108,103	(88,078)
Hartford Small Cap Growth HLS Fund (Class IA)	10,667	152,436	(141,769)
Hartford MidCap Growth HLS Fund (Class IA)	5,846	39,984	(34,138)
Hartford Stock HLS Fund (Class IA)	18,781	20,092	(1,311)
Hartford Total Return Bond HLS Fund (Class IA)	19,170	54,011	(34,841)
Hartford Ultrashort Bond HLS Fund (Class IA)	49,063	108,230	(59,167)
Hartford U.S. Government Securities HLS Fund (Class IA)	42,181	59,956	(17,775)
Hartford Value HLS Fund (Class IA)	21,106	140,362	(119,256)
BlackRock S&P 500 Index V.I. Fund (Class I)	89,050	522,397	(433,347)

SA-26

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2020	645,257	$9.46	to	$10.45	$6,277,050	—%	to	1.35%	0.15%	to	0.20%	(1.07)%	to	0.28%
2019	387,795	9.56	to	10.42	3,803,528	—	to	1.35	1.81	to	1.90	0.55	to	1.92
2018	380,007	9.51	to	10.23	3,684,416	—	to	1.35	1.53	to	1.55	0.18	to	1.55
2017	236,420	9.49	to	10.07	2,282,898	—	to	1.35	0.58	to	0.58	(0.77)	to	0.57
2016	309,301	9.57	to	10.01	2,990,766	—	to	1.35	0.11	to	0.18	(1.23)	to	0.10

Hartford Balanced HLS Fund (Class IA)
2020	840,410	33.85	to	40.31	46,398,146	—	to	1.35	1.71	to	1.74	10.12	to	11.62
2019	892,665	30.33	to	36.61	44,459,144	—	to	1.35	1.90	to	1.92	21.15	to	22.80
2018	959,803	24.70	to	30.22	39,247,633	—	to	1.35	1.95	to	1.98	(6.52)	to	(5.24)
2017	1,020,756	26.07	to	32.32	44,577,323	—	to	1.35	2.15	to	2.36	14.05	to	15.59
2016	1,083,161	22.55	to	28.34	41,174,136	—	to	1.35	2.78	to	2.78	4.62	to	6.04

Hartford Capital Appreciation HLS Fund (Class IA)
2020	446,044	58.85	to	74.97	29,040,782	—	to	1.35	0.94	to	0.94	20.28	to	21.91
2019	488,180	48.93	to	61.49	26,308,662	—	to	1.35	1.18	to	1.21	29.52	to	31.28
2018	541,927	37.78	to	46.84	22,408,322	—	to	1.35	0.88	to	0.90	(8.21)	to	(6.96)
2017	598,884	41.16	to	50.34	26,806,012	—	to	1.35	1.05	to	1.12	20.51	to	22.14
2016	682,166	34.15	to	41.22	25,110,211	—	to	1.35	1.04	to	1.10	4.11	to	5.52

Hartford Disciplined Equity HLS Fund (Class IA)
2020	10,209,475	48.05	to	61.25	750,070,215	—	to	1.35	0.76	to	0.83	16.46	to	18.04
2019	961,301	40.71	to	52.60	55,009,867	—	to	1.35	0.90	to	0.93	32.32	to	34.12
2018	1,036,979	30.35	to	39.75	44,450,784	—	to	1.35	0.74	to	0.75	(3.31)	to	(1.99)
2017	1,105,655	30.97	to	41.11	48,645,345	—	to	1.35	0.93	to	0.94	20.29	to	21.92
2016	1,193,043	25.40	to	34.18	43,359,334	—	to	1.35	0.89	to	0.91	4.35	to	5.76

Hartford Dividend and Growth HLS Fund (Class IA)
2020	1,116,588	29.73	to	36.30	36,189,120	—	to	1.35	3.85	to	4.25	6.32	to	7.77
2019	313,437	27.96	to	33.68	9,402,187	—	to	1.35	1.88	to	1.90	26.88	to	28.60
2018	340,352	22.03	to	26.19	8,018,974	—	to	1.35	1.83	to	1.97	(6.60)	to	(5.32)
2017	359,018	23.59	to	27.66	8,995,928	—	to	1.35	1.64	to	1.64	16.78	to	18.36
2016	372,377	20.20	to	23.37	7,972,961	—	to	1.35	1.99	to	2.13	13.35	to	14.89

Hartford Global Growth HLS Fund (Class IA) (merged September 18, 2020)
2020	—	43.27	to	45.75	—	—	to	1.35	0.65	to	0.68	17.57	to	18.71
2019	1,580,758	36.80	to	38.54	91,959,588	—	to	1.35	0.39	to	0.39	30.84	to	32.61
2018	1,722,081	28.13	to	29.06	76,093,778	—	to	1.35	0.50	to	0.50	(5.10)	to	(3.81)
2017	1,846,724	29.64	to	30.21	85,490,564	—	to	1.35	0.51	to	0.52	30.95	to	32.73
2016	1,977,549	22.64	to	22.76	69,721,790	—	to	1.35	0.67	to	0.67	0.59	to	1.95

SA-27

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Growth Opportunities HLS Fund (Class IA) (merged September 18, 2020)
2020	—	$99.60	to	$102.72	$—	—%	to	1.35%	—%	to	—%	37.87%	to	39.21%
2019	3,194,114	71.55	to	74.51	402,976,877	—	to	1.35	—	to	—	28.93	to	30.68
2018	3,491,780	54.75	to	57.79	339,449,316	—	to	1.35	—	to	—	(0.83)	to	0.53
2017	3,748,732	54.46	to	58.27	364,678,097	—	to	1.35	—	to	—	28.70	to	30.45
2016	4,016,496	41.75	to	45.28	302,410,218	—	to	1.35	0.43	to	0.43	(1.82)	to	(0.49)

Hartford High Yield HLS Fund (Class IA) (merged September 25, 2020)
2020	—	26.28	to	30.25	—	—	to	1.35	8.63	to	8.91	0.22	to	1.22
2019	195,703	26.22	to	29.89	5,943,495	—	to	1.35	6.11	to	6.24	13.52	to	15.06
2018	213,769	23.10	to	25.98	5,690,577	—	to	1.35	5.92	to	5.94	(4.75)	to	(3.44)
2017	245,145	24.25	to	26.90	6,823,279	—	to	1.35	6.01	to	6.08	6.17	to	7.60
2016	254,910	22.84	to	25.00	6,647,236	—	to	1.35	6.09	to	6.15	12.72	to	14.25

Hartford International Opportunities HLS Fund (Class IA)
2020	1,281,463	28.28	to	28.75	42,672,383	—	to	1.35	1.91	to	1.93	18.83	to	20.45
2019	1,337,622	23.48	to	24.19	37,215,260	—	to	1.35	1.85	to	1.85	24.73	to	26.43
2018	1,447,922	18.57	to	19.39	32,145,807	—	to	1.35	1.91	to	1.92	(19.84)	to	(18.74)
2017	1,495,484	22.85	to	24.19	41,219,570	—	to	1.35	1.42	to	1.43	23.58	to	25.25
2016	1,607,326	18.24	to	19.58	35,646,243	—	to	1.35	1.62	to	1.63	(0.10)	to	1.26

Hartford MidCap Value HLS Fund (Class IA) (merged September 18, 2020)
2020	—	20.20	to	23.21	—	—	to	1.35	0.63	to	0.65	(19.05)	to	(18.26)
2019	1,034,895	24.95	to	28.40	27,854,789	—	to	1.35	1.03	to	1.04	29.44	to	31.20
2018	1,122,973	19.28	to	21.65	23,188,090	—	to	1.35	1.02	to	1.02	(15.72)	to	(14.57)
2017	1,180,522	22.87	to	25.34	28,700,211	—	to	1.35	0.55	to	0.56	11.95	to	13.47
2016	1,262,158	20.43	to	22.33	27,186,614	—	to	1.35	0.53	to	0.54	11.31	to	12.82

Hartford Small Cap Growth HLS Fund (Class IA)
2020	1,225,208	75.59	to	87.46	124,068,571	—	to	1.35	—	to	—	31.41	to	33.20
2019	1,319,461	57.52	to	65.66	101,158,496	—	to	1.35	—	to	—	33.99	to	35.81
2018	1,461,230	42.93	to	48.35	83,176,710	—	to	1.35	—	to	—	(12.89)	to	(11.70)
2017	1,552,148	49.28	to	54.75	100,743,478	—	to	1.35	0.04	to	0.04	18.47	to	20.07
2016	1,665,460	41.60	to	45.60	90,752,972	—	to	1.35	0.15	to	0.15	10.87	to	12.37

Hartford MidCap Growth HLS Fund (Class IA) (merged September 18, 2020)
2020	—	39.51	to	55.37	—	—	to	1.35	—	to	—	6.92	to	7.96
2019	381,850	36.95	to	51.28	17,181,142	—	to	1.35	0.51	to	0.51	37.91	to	39.79
2018	415,988	26.79	to	36.69	13,468,855	—	to	1.35	0.70	to	0.70	(11.27)	to	(10.05)
2017	437,068	30.19	to	40.79	15,832,241	—	to	1.35	0.85	to	0.86	12.90	to	14.42
2016	473,050	26.75	to	35.65	15,053,808	—	to	1.35	1.39	to	1.41	14.93	to	16.48

Hartford Stock HLS Fund (Class IA)
2020	134,783	31.81	to	42.05	5,013,814	—	to	1.35	1.70	to	1.72	10.57	to	12.08
2019	139,591	28.77	to	37.52	4,666,302	—	to	1.35	1.64	to	1.67	29.46	to	31.22
2018	140,902	22.22	to	28.59	3,637,556	—	to	1.35	1.56	to	1.58	(1.49)	to	(0.14)
2017	146,674	22.56	to	28.64	3,822,689	—	to	1.35	1.64	to	1.86	18.24	to	19.85
2016	155,911	19.08	to	23.89	3,394,046	—	to	1.35	1.66	to	1.72	5.98	to	7.41

Hartford Total Return Bond HLS Fund (Class IA)
2020	588,163	25.26	to	28.19	20,494,741	—	to	1.35	3.08	to	3.31	7.57	to	9.03
2019	403,770	23.48	to	25.86	13,006,620	—	to	1.35	3.80	to	3.90	9.17	to	10.65
2018	438,611	21.51	to	23.37	12,851,712	—	to	1.35	3.81	to	3.89	(2.14)	to	(0.81)
2017	475,954	21.98	to	23.56	14,282,017	—	to	1.35	2.94	to	2.95	3.75	to	5.16
2016	509,790	21.18	to	22.40	14,695,391	—	to	1.35	2.50	to	2.57	3.10	to	4.49

SA-28

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Ultrashort Bond HLS Fund (Class IA)
2020	835,141	$12.29	to	$14.72	$12,945,349	—%	to	1.35%	1.52%	to	2.26%	0.08%	to	1.44%
2019	344,814	12.28	to	14.51	5,204,985	—	to	1.35	1.85	to	1.98	1.44	to	2.81
2018	403,981	12.10	to	14.11	6,009,204	—	to	1.35	1.13	to	1.14	0.19	to	1.57
2017	424,848	12.08	to	13.89	6,282,225	—	to	1.35	0.75	to	0.81	(0.34)	to	1.01
2016	472,715	12.12	to	13.75	6,931,961	—	to	1.35	0.45	to	0.46	(0.39)	to	0.97

Hartford U.S. Government Securities HLS Fund (Class IA) (merged September 25, 2020)
2020	—	18.60	to	20.77	—	—	to	1.35	3.25	to	3.42	4.69	to	5.74
2019	317,952	17.77	to	19.64	7,466,352	—	to	1.35	2.49	to	2.49	3.81	to	5.22
2018	335,727	17.12	to	18.67	7,580,961	—	to	1.35	2.34	to	2.39	(0.51)	to	0.85
2017	345,410	17.20	to	18.51	7,787,299	—	to	1.35	2.17	to	2.21	(0.04)	to	1.32
2016	373,667	17.21	to	18.27	8,412,166	—	to	1.35	1.90	to	1.91	0.18	to	1.54

Hartford Value HLS Fund (Class IA) (merged September 18, 2020)
2020	—	21.59	to	24.80	—	—	to	1.35	1.69	to	1.75	(12.17)	to	(11.32)
2019	1,046,920	24.58	to	27.96	27,335,986	—	to	1.35	1.96	to	2.02	26.00	to	27.71
2018	1,166,176	19.51	to	21.90	24,013,258	—	to	1.35	1.59	to	1.64	(11.39)	to	(10.18)
2017	1,237,420	22.01	to	24.38	28,570,322	—	to	1.35	1.69	to	1.78	13.90	to	15.44
2016	1,326,119	19.33	to	21.12	26,700,547	—	to	1.35	1.72	to	1.73	12.17	to	13.69

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2020	6,238,918	14.12	to	14.64	89,377,947	—	to	1.35	1.75	to	1.83	16.65	to	18.24
2019	6,489,935	12.10	to	12.38	79,267,241	—	to	1.35	2.19	to	2.22	29.58	to	31.34
2018	6,923,282	9.34	to	9.43	64,899,344	—	to	1.35	1.02	to	1.02	(5.82)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2016	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Hartford MidCap HLS Fund (Class IA) (available September 18, 2020)
2020	3,919,868	12.44	to	12.49	48,877,998	—	to	1.35	0.05	to	0.05	25.71	to	26.19
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2016	—	—	to	—	—	—	to	—	—	to	—	—	to	—

*    This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**    These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***    This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
#    Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

SA-29

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
7. Subsequent Events:
On January 18, 2021, the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 13, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

SA-30

FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Insurance Company

Statements of Comprehensive Income For Years Ended December 31, 2020, 2019 and 2018.......................................…F-6

Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2020....................F-37
Schedule III - Supplementary Insurance Information as of December 31, 2020, 2019 and 2018 and for the years then ended............................................................................................................................................................................F-38
Schedule IV - Reinsurance as of December 31, 2020, 2019 and 2018 and for the years then ended................................F-39
Schedule V - Valuation and Qualifying Accounts as of December 31, 2020, 2019 and 2018 and for the years then ended............................................................................................................................................................................F-40

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Insurance Company

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Insurance Company (the “Company”) as of December 31, 2020 and 2019, and the related statements of operations, of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedules listed in the index on the preceding page (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Claims and Benefits Payable Reserves for Short Duration Insurance Contracts
As described in Note 2 to the financial statements, the Company maintains claims and benefits payable reserves for short duration insurance contracts. Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. The reserve liability is based on the expected ultimate cost of settling the claims. As of December 31, 2020, the Company’s total liability for claims and benefits payable was $1.0 billion, which included $450.8 million of liabilities for short duration contracts. Claims and benefits payable reserves include case reserves for known but unpaid claims as of the balance sheet date; incurred but not reported reserves for claims where the insured event has occurred but has not been reported as of the balance sheet date; and loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation of the reserves include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.

The principal considerations for our determination that performing procedures relating to the valuation of claims and benefits payable reserves for short duration insurance contracts is a critical audit matter are (i) the significant judgment by management when determining their estimates, which led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the actuarial methods and projected loss development factors and expected loss ratio assumptions; and (ii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of claims and benefits payable reserves for short duration insurance contracts, including controls over the selection of actuarial methods, completeness and accuracy of claims data and the development of the significant assumptions. On a test basis, these procedures also included, among others, testing the completeness and accuracy of historical claims data provided by management and the involvement of professionals with specialized skill and knowledge to assist in testing management’s process for determining the estimates by evaluating the appropriateness of management’s actuarial methods and the reasonableness of projected loss development factors and expected loss ratio assumptions.

Valuation of Future Policy Benefits and Claims and Benefits Payable for Certain Long Duration Insurance Contracts
As described in Note 2 to the financial statements, the Company maintains future policy benefits and expense reserves for variable life insurance policies and investment-type annuity contracts of the disposed and runoff businesses consisting of policy account balances before applicable surrender charges and certain deferred policy initiation fees. The Company maintains future policy benefits and expense reserves for certain preneed life insurance contracts, for policies fully covered by reinsurance and certain life, annuity and group life conversion policies no longer offered which are equal to the present value of future benefits to policyholders plus related expenses less the present value of future net premiums. The Company also maintains claims and benefits payable for policies fully covered by reinsurance and certain life, annuity, group life conversion, and medical insurance policies no longer offered which are equal to the present value of future benefit payments and related expenses. As of December 31, 2020, the Company’s total future policy benefits and expenses reserve was $2.9 billion, which included $2.1 billion of liabilities for business disposed through reinsurance and in runoff and $771.5 million of liabilities for preneed long duration contracts estimated using traditional contracts reserving models. As of December 31, 2020, the Company’s total liability for claims and benefits payable was $1.0 billion, which included $560.5 million of liabilities for long duration business disposed through reinsurance and in runoff. Factors used in the calculation of the reserves include experience derived from historical claim payments, expected future premiums and actuarial assumptions. The reserve assumptions include mortality, morbidity, inflation, margin, withdrawal and discount rates for future policy benefits and expense reserves, and inflation, mortality, morbidity, and discount rates for claims and benefits payable that are based on the Company’s experience.

The principal considerations for our determination that performing procedures relating to the valuation of future policy benefits and expenses and claims and benefits payable for certain long duration insurance contracts is a critical audit matter are (i) the significant judgment by management when determining their estimates, which led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the actuarial methods and mortality, morbidity and discount rate assumptions; and (ii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of future policy benefits and expenses, as well as claims and benefits payable for certain long duration contracts, including controls over the selection of actuarial methods, completeness and accuracy of data and the development of significant assumptions. On a test basis, these procedures also included, among others, testing management’s process for determining the estimates, which included testing the completeness and accuracy of historical claims data provided by management and the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of management’s mortality, morbidity and discount rate assumptions for future policy benefits and expenses and claims and benefits payable. These professionals with specialized skill and knowledge also assisted in evaluating the appropriateness of the actuarial methods used, which included performing testing of the valuation models for future policy benefits and expense reserves.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2021

We have served as the Company's auditor since 2000.

Union Security Insurance Company
Balance Sheets

	December 31,
	2020	2019
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $722.0 in 2020 and $760.8 in 2019)	$961.8	$956.7
Equity securities at fair value	69.8	75.3
Commercial mortgage loans on real estate, at amortized cost	43.9	47.4
Policy loans	5.3	5.6
Other investments	38.9	29.4
Total investments	1,119.7	1,114.4
Cash and cash equivalents	4.1	6.2
Reinsurance recoverables	3,227.5	3,260.1
Accrued investment income	10.6	11.2
Other assets	30.2	31.4
Assets held in separate accounts	2,011.3	1,661.8
Total assets	$6,403.4	$6,085.1
Liabilities
Future policy benefits and expenses	$2,912.2	$2,958.5
Unearned premiums	36.2	42.0
Claims and benefits payable	1,026.4	1,054.5
Deferred gain on disposal of businesses	26.9	35.5
Accounts payable and other liabilities	55.4	53.4
Liabilities related to separate accounts	2,011.3	1,661.8
Total liabilities	6,068.4	5,805.7
Commitments and contingencies (Note 13)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5.0	5.0
Additional paid-in capital	67.2	55.9
Retained earnings	76.1	67.2
Accumulated other comprehensive income	186.7	151.3
Total stockholder's equity	335.0	279.4
Total liabilities and stockholder's equity	$6,403.4	$6,085.1

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Operations

	Years Ended December 31,
	2020	2019	2018
	(in millions)
Revenues
Net earned premiums	$4.6	$5.1	$4.8
Net investment income	53.6	59.3	64.6
Net realized gains (losses) on investments	1.5	9.4	(1.4)
Amortization of deferred gains on disposal of businesses	8.6	15.7	53.6
Fees and other income	31.0	31.2	33.1
Total revenues	99.3	120.7	154.7
Benefits, losses and expenses
Policyholder benefits	56.4	56.6	63.1
Underwriting, general and administrative expenses	9.3	8.4	9.9
Total benefits, losses and expenses	65.7	65.0	73.0
Income before provision for income taxes	33.6	55.7	81.7
Provision for income taxes	5.4	10.8	16.7
Net income	$28.2	$44.9	$65.0

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Comprehensive Income

	Years Ended December 31,
	2020	2019	2018
	(in millions)
Net income	$28.2	$44.9	$65.0
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $(9.2) million, $(18.1) million, and $16.5 million, respectively	34.5	68.0	(62.1)
Change in other-than-temporary impairment losses recognized in other comprehensive income, net of taxes of $(0.2) million, $(0.3) million, and $0.6 million, respectively	0.9	1.0	(2.4)
Total other comprehensive income (loss)	35.4	69.0	(64.5)
Total comprehensive income	$63.6	$113.9	$0.5

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2020, 2019 and 2018

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2018	$5.0	$55.9	$17.9	$128.2	$207.0
Net income	—	—	65.0	—	65.0
Dividends to Parent	—	—	(15.0)	—	(15.0)
Other comprehensive loss	—	—	—	(64.5)	(64.5)
Cumulative effect of change in accounting principles, net of taxes (1)	—	—	(18.6)	18.6	—
Balance, December 31, 2018	$5.0	$55.9	$49.3	$82.3	$192.5
Net income	—	—	44.9	—	44.9
Dividends to Parent	—	—	(27.0)	—	(27.0)
Other comprehensive income	—	—	—	69.0	69.0
Balance, December 31, 2019	$5.0	$55.9	$67.2	$151.3	$279.4
Cumulative effect of change in accounting principles, net of taxes (2)	—	—	(1.3)	—	(1.3)
Net income	—	—	28.2	—	28.2
Dividends to Parent	—	—	(18.0)	—	(18.0)
Parental loan extinguishment (3)	—	11.3	—	—	11.3
Other comprehensive income	—	—	—	35.4	35.4
Balance, December 31, 2020	$5.0	$67.2	$76.1	$186.7	$335.0

(1) Amounts relate to: (i) the requirement to recognize the changes in fair value of equity securities directly within income (resulting in a reclassification of unrealized gains as of January 1, 2018 between accumulated other comprehensive income (“AOCI”) and retained earnings); and (ii) the reclassification from AOCI to retained earnings for stranded tax effects resulting from the U.S. Tax Cuts and Jobs Act. See Note 2 for additional information.

(2) Amount relates to the adoption of a new accounting standard for accounting for expected credit losses for assets held at amortized cost, which established allowances for such expected credit losses as of January 1, 2020. See Note 2 for additional information.

(3) Amount relates to a loan from Parent that was extinguished during 2020, which in accordance with ASC 470, Debt, was treated as a capital transaction given it was between related entities.
See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Cash Flows

	Years Ended December 31,
	2020	2019	2018
	(in millions)
Operating activities
Net income	$28.2	$44.9	$65.0
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Deferred tax expense	5.0	2.0	7.2
Amortization of deferred gains on disposal of businesses	(8.6)	(15.7)	(53.6)
Depreciation and amortization	(0.6)	(0.7)	(0.6)
Net realized (gains) losses on investments	(1.5)	(9.4)	1.4
Changes in operating assets and liabilities:
Change in reinsurance recoverable	0.6	10.7	(5.4)
Change in insurance policy reserves and expenses	(56.8)	(55.2)	(59.8)
Change in other assets and other liabilities	6.2	(3.8)	(1.2)
Change in taxes payable	(2.5)	(0.6)	8.1
Other	1.9	(2.5)	2.8
Net cash used in operating activities	(28.1)	(30.3)	(36.1)
Investing activities
Sales of:
Fixed maturity securities available for sale	27.4	93.7	177.7
Equity securities	8.3	23.3	9.5
Other invested assets	4.4	11.7	27.3
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	37.6	43.8	32.6
Commercial mortgage loans on real estate	3.4	7.2	33.1
Purchases of:
Fixed maturity securities available for sale	(23.3)	(121.1)	(179.6)
Equity securities	(1.0)	(8.9)	(10.6)
Commercial mortgage loans on real estate	—	—	(8.6)
Other invested assets	(0.9)	(6.7)	(15.3)
Change in short-term investments	(12.2)	14.7	(12.8)
Change in policy loans	0.3	0.4	0.7
Net cash provided by investing activities	44.0	58.1	54.0
Financing activities
Cash dividends paid	(18.0)	(27.0)	(15.0)
Net cash used in financing activities	(18.0)	(27.0)	(15.0)
Change in cash and cash equivalents	(2.1)	0.8	2.9
Cash and cash equivalents at beginning of period	6.2	5.4	2.5
Cash and cash equivalents at end of period	$4.1	$6.2	$5.4
Supplemental information:
Income taxes paid	$3.5	$9.4	$4.0

See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of pre-funded funeral insurance ("preneed") products and accidental death and dismemberment policies. Prior to March 2016, the Company was also a provider of life and health insurance products, including group insurance products. In March 2016, Assurant, Inc. ("Assurant" or the "Parent") sold its Assurant Employee Benefits ("AEB") segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol "AIZ".
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: As referenced above, on March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life. The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included a ceding commission and other consideration. The reinsurance transaction did not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also had an obligation to continue to write and renew certain policies for a period of time until Sun Life commenced policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of transaction components. Most of the expected gains resulting from the transaction related to compensation for the in-force policies (prospective component), sales of net assets underlying the continuing business, as well as the future compensation for performance obligations to write and renew certain policies for a period of time. The terms "deferred gain" and "amortization of deferred gain" broadly reflect the multiple transaction elements and earnings thereof, inclusive of the expected and actual income resulting from the reinsurance subject to prospective accounting, income expected to be earned related to the deferred gains associated with long-duration contracts, and the expected recognition of deferred revenues associated with our performance obligations.
The following represents a summary of the deferred gain related to Assurant Employee Benefits that was amortized within the Financial Statements:

	Years Ended December 31,
	2020	2019	2018
Amortization of deferred gains	$2.3	$13.6	$46.4
The remaining unamortized deferred gain related to Assurant Employee Benefits as of December 31, 2020 was $0.2 million.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in millions, except for number of shares, per share amounts, number of securities and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 5 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Effective January 1, 2020, the Company adopted certain changes to the accounting and reporting for impairments involving available for sale securities, including presentation of credit-related impairments as an allowance rather than as an other-than-temporary impairment, eliminating duration of unrealized losses as a consideration when assessing recognition of an impairment, recognition of credit impairments upon purchase of securities as applicable, and requiring reversals of previously recognized credit-related impairments when expectations for recovery improve.
For available for sale fixed maturity securities in an unrealized loss position for which the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company evaluates whether the decline in fair value has resulted from credit losses or other factors. In making this assessment, the Company considers the extent to which fair value is less than amortized cost basis, changes to the credit rating of the security by a nationally recognized statistical ratings organization and any adverse conditions specifically related to the security, industry or geographic area, among other factors. If this assessment indicates a potential credit loss may exist, the present value of cash flows expected to be collected are compared to the security’s amortized cost basis. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit-related impairment exists, and a charge to income and an associated allowance for credit losses is recorded for the credit-related impairment. Any impairment not related to credit losses is recorded through other comprehensive income. The amount of the allowance for credit losses is limited to the amount by which fair value is less than the amortized cost basis.
Subsequent changes in the allowance for credit losses are recorded as provision for, or reversal of, credit loss expense. For fixed maturities where the Company records a credit loss, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. Write-offs are charged against the allowance when management concludes the financial asset is uncollectible. For fixed maturities where the Company expects a recovery in value, the effective yield method is utilized, and the investment is amortized to par.
For available for sale fixed maturity securities that the Company intends to sell, or for which it is more likely than not that the Company will be required to sell before recovery of its amortized cost basis, the entire impairment loss, or difference between the fair value and amortized cost basis of the security, is recognized in net realized gains (losses). The new cost basis of the security is the previous amortized cost basis less the impairment recognized and is not adjusted for any subsequent recoveries in fair value.
The Company reports receivables for accrued investment income separately from fixed maturities available for sale and elected not to measure allowances for credit losses for accrued investment income as uncollectible balances are written off in a timely manner.
Equity securities that have readily determinable fair values are measured at fair value with changes in fair value recognized in net realized gains (losses) on investments on the Company’s statement of operations.
Equity securities accounted for under the measurement alternative are impaired if a qualitative assessment based upon several indicators such as earnings performance, offers to sell or purchase, ability to continue as a going concern and macroeconomic factors indicates the equity investment is impaired and the fair value of the investment is less than its carrying value. If a qualitative assessment indicates impairment a quantitative analysis which uses probability weighted potential outcomes is performed to determine the amount of the impairment to be recognized that result in a fair value measurement.
Commercial mortgage loans on real estate are reported at unpaid principal balances, adjusted for amortization of premium or discount, less any allowance for credit losses. The allowance for the Company’s commercial mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, utilizing a probability-of default and loss given default methodologies, which incorporate various probability weighted economic scenarios. The probability of default is estimated using macroeconomic factors as well as individual loan characteristics, including loan-to-value (“LTV”) and debt service coverage ratios (“DSC”), loan term, collateral type, geography and underlying credit. The loss given default is driven primarily by the type and value of underlying collateral, and to a lesser extent by expected liquidation costs and time to recovery. Each loan is analyzed individually based on loan-specific data elements to estimate the expected loss and then aggregated.
The Company places loans on nonaccrual status after 90 days of delinquent payments (unless the loans are secured and in the process of collection). A loan may be placed on nonaccrual status before this time if information is available that suggests collection is unlikely. The Company charges off loan and accrued interest balances that are deemed uncollectible. Charge offs are recorded to net income in the period deemed uncollectible. Refer to Note 3 for further details on the allowance for credit losses on commercial mortgage loans.
Prior to January 1, 2020, the allowance for loan loss was based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan was considered individually impaired when it became probable that the Company would be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment included, but were not limited to, whether the loan was current, the value of the collateral and the financial position of the borrower. If a loan was individually impaired, the Company used one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows,(2) the loan’s observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses was recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
Other investments consist primarily of investments in joint ventures, partnerships and short-term investments. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee, generally on a three-month lag. Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Total OTTI Losses
Prior to January 1, 2020, the Company separated OTTI losses of a debt security into two components of credit and non-credit losses. For debt securities with credit losses and non-credit losses or gains, total OTTI losses was the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount did not include any securities that had fair value increases. For debt securities that the Company had either the intent to sell or it was more likely than not that it would be required to sell below amortized cost, total OTTI losses were the amount by which the fair value of the security was less than its amortized cost basis at the period end valuation date and the decline in fair value was deemed to be OTTI.
The amount of the OTTI related to a credit loss was recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) was recorded as a component of other comprehensive income. The difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected represented a credit loss that was recognized in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI represented a non-credit loss that was recorded in other comprehensive income.
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
For both ceded and assumed reinsurance, risk transfer requirements must be met for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements.
Effective January 1, 2020, the Company adopted the expected credit loss model for reinsurance recoverables. The Company uses a probability of default and loss given default methodology in estimating the allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. The methodology used by the Company incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
Prior to January 1, 2020, an allowance for doubtful accounts was recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, historical collection experience and current economic conditions. Prior to adoption of the expected credit loss model, the Company did not have an allowance for doubtful accounts balance for reinsurance recoverables.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets primarily includes prepaid items, deferred acquisition costs, value of business acquired in acquisitions and premiums and accounts receivable, net.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. The estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company's best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to changes in the economic cycle, inflation, natural or human-made catastrophes, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company's earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.
The following table provides reserve information for our major product lines for the years ended December 31, 2020 and 2019:

	December 31, 2020				December 31, 2019
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Global Preneed (1)	$791.1	$22.2	$12.3	$2.8	$851.2	$24.0	$7.4	$2.4
Disposed and run-off businesses	2,121.1	13.8	505.2	55.3	2,107.3	15.0	477.3	47.6
Short Duration Contracts:
Disposed and run-off businesses	—	0.1	446.3	4.0	—	2.9	506.6	12.5
Credit disability	—	0.1	—	0.5	—	0.1	—	0.7
Total	$2,912.2	$36.2	$963.8	$62.6	$2,958.5	$42.0	$991.3	$63.2
(1) Global Preneed future policy benefits and expenses include reserves estimated using traditional reserving models calculated as the present value of future benefits to policyholders and related expenses, less the present value of future net premiums, of $771.5 million and $831.1 million as of December 31, 2020 and 2019, respectively. The remaining future policy benefits and expenses primarily represent investment-type annuities and life insurance policies with discretionary benefits with account-value based reserves.
For additional information regarding our reserves, see Note 10.
Long Duration Contracts
Future policy benefits and expense reserves for preneed investment-type annuities and preneed life insurance policies with discretionary death benefits, along with variable life insurance, universal life insurance and investment-type annuity contracts of the disposed and runoff businesses consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Unearned revenue reserves for the preneed life insurance contracts represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for other preneed life insurance contracts are equal to the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for inflation, mortality, margins and discount rates which are locked in unless a premium deficiency exists. These assumptions reflect current trends, are based on Company experience and include provision for adverse deviation. An unearned revenue reserve is also recorded for these contracts and represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.

Future policy benefits and expense reserves for other policies fully covered by reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
Claims and benefits payable for policies fully covered by reinsurance and certain life, annuity, group life conversion, and medical insurance policies no longer offered are equal to the present value of future benefit payments and related expenses. These amounts are estimated based on assumptions as to inflation, mortality, morbidity and discount rates as well as other assumptions that are based on the Company's experience.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
The Company’s short duration contracts include accidental death products, former AEB group insurance contracts no longer offered and disposed of through reinsurance. For these contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
For traditional life insurance policies previously sold by the Assurant Global Preneed business, revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the Assurant Global Preneed business, revenues consist of charges assessed against policy balances.
Premiums for the Company’s previously sold long-term care insurance and traditional life insurance contracts are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts, revenues consist of charges assessed against policy balances. All of these premiums (related to the Company’s former FFG and LTC businesses that were previously sold) are ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefits is presented within fees and other income.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, amortization of deferred acquisition costs, amortization of value of business acquired and other general operating expenses.
Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, and net unrealized gains and losses on securities classified as available for sale, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Financial instruments measurement and classification: On January 1, 2018, the Company adopted the amended guidance on the measurement and classification of financial instruments whereby all common and preferred stocks are measured at fair value with changes in fair value recognized through income. Upon adoption, the Company recorded a cumulative effect adjustment to increase retained earnings by $8.1 million, which represents a reclassification of the unrealized gains on common and preferred stock as of the date of adoption from AOCI.
Classification of certain tax effects from AOCI: In February 2018, the Financial Accounting Standards Board (the "FASB") issued amended guidance on reclassifying the stranded tax effects from the U.S. Tax Cuts and Jobs Act (the "TCJA") from AOCI to retained earnings. During 2018, the Company adopted the new guidance and reclassified $(26.7) million from AOCI to retained earnings, with no impact on net income or total stockholders' equity. Accounting standards require the effect of a change in tax laws or rates on deferred tax liabilities or assets be included in net income in the reporting period that includes the enactment date, even though the related income tax effects may have been originally charged or credited to AOCI. The amounts reclassified relate to the difference between the original tax effect of items included in other comprehensive income, such as unrealized gains or losses on securities and the revised tax effects from the TCJA. We use a portfolio approach to release the stranded or disproportionate income tax effects in AOCI related to our available-for-sale securities. When the underlying portfolios are sold, mature, or are otherwise impaired on an other-than-temporary basis, the assigned portion of the disproportionate tax effect is reclassified from AOCI to income from continuing operations.
Measurement of credit losses on financial instruments held at amortized cost (“CECL”): In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost and available for sale debt securities. For assets held at amortized cost, the amended guidance eliminates the probable recognition threshold and instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to accounting requirements in effect prior to adoption; however, the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, premium receivables, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The Company adopted this standard as of January 1, 2020. Refer to Note 3 for additional information.
Recent Accounting Pronouncements — Not Yet Adopted
Targeted improvements to the accounting for long-duration contracts: In August 2018, the FASB issued guidance that provides targeted improvements to the accounting for long-duration contracts. The guidance includes the following primary changes: assumptions supporting benefit reserves will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income; and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.
The guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. Early adoption is permitted. Generally, the amendments are applied retrospectively as of the beginning of the earliest period presented with two transition options available for changing the assumptions.
This guidance will apply to the Company's preneed life insurance policies, as well as its annuity and universal life products (which are no longer offered and are in runoff). The Company is evaluating the requirements of this guidance and the potential impact on the Company's financial position and results of operations.
Simplifying the Accounting for Income Taxes: In December 2019, the FASB issued new guidance to simplify the accounting for income taxes by removing certain exceptions to the general principles and also simplification of areas such as franchise taxes, step-up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes. The standard will be effective for our annual reporting periods beginning after December 15, 2020, including interim reporting periods within those fiscal years. The Company does not expect any material impact on its financial position and results of operations upon adoption in 2021.
Facilitation of the Effects of Reference Rate Reform on Financial Reporting: In March 2020, the FASB issued guidance which provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued.
The relief is applicable only to legacy contracts if the amendments made to the agreements are solely for reference rate reform activities. The provisions must be applied consistently for all relevant transactions other than derivatives, which may be applied at a hedging relationship level. The guidance is effective upon issuance. The guidance on contract modifications is applied prospectively from any date beginning on or after March 12, 2020. The provisions of this update are only available until December 31, 2022, when the reference rate replacement activity is expected to have been completed.
As certain published LIBOR periods are expected to be discontinued on or after December 31, 2021, the Company is evaluating the provisions of this new accounting guidance and the impact to debt, investments and derivatives that have references to LIBOR and the subsequent transition to alternative reference rates.
3. ALLOWANCE FOR CREDIT LOSSES
The Company adopted the expected credit loss standard using a modified retrospective method for all financial assets measured at amortized cost. Results for the reporting periods beginning January 1, 2020 and after are presented under such method while prior period amounts are reported in accordance with previous applicable GAAP. The Company recorded a decrease of $1.3 million to retained earnings, net of tax, as of January 1, 2020 for the cumulative impact of adoption.
The following table illustrates the impact of adoption:

	As of January 1, 2020
	Prior to adoption	As reported on adoption	Impact of adoption
Financial assets, at amortized cost:
Reinsurance recoverables	$3,260.1	$3,258.4	$(1.7)
Total	$3,260.1	3,258.4	(1.7)
Tax effect			0.4
Cumulative effect of adoption			$(1.3)
The total allowance for credit losses for the financial assets was $1.6 million and $1.7 million as of December 31, 2020 and the January 1, 2020 date of adoption, respectively. There was no allowance as of December 31, 2019.
For the year ended December 31, 2020, the net decrease in the allowance for credit losses of $0.1 million is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate certain risks underwritten by various business segments. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2020 and 2019, reinsurance recoverables totaled $3.23 billion and $3.26 billion, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts, letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 86% were rated A- or better and 14% were rated BBB or BB.
The following table presents the changes in the CECL allowance for reinsurance recoverables for the year ended December 31, 2020.

Total
Balance, December 31, 2019	$—
Cumulative effect of adoption	1.7
Change in allowance	(0.1)
Balance, December 31, 2020	$1.6
When determining the allowance at December 31, 2020, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company’s reinsurers that has impacted the ratings. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including, but not limited to, collateral reductions.

4. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.1	$—	$0.7
States, municipalities and political subdivisions	12.9	2.6	—	15.5
Foreign governments	18.4	6.1	(0.4)	24.1
Asset-backed	99.0	1.5	(0.3)	100.2
Commercial mortgage-backed	7.5	0.5	—	8.0
Residential mortgage-backed	27.2	2.9	—	30.1
U.S. corporate	462.8	189.5	(1.3)	651.0
Foreign corporate	93.6	38.6	—	132.2
Total fixed maturity securities	$722.0	$241.8	$(2.0)	$961.8

	December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (1)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.1	$—	$0.7	$—
States, municipalities and political subdivisions	13.0	1.9	—	14.9	—
Foreign governments	8.4	2.4	—	10.8	—
Asset-backed	102.1	0.7	(0.4)	102.4	—
Commercial mortgage-backed	5.0	—	—	5.0	—
Residential mortgage-backed	31.8	2.1	—	33.9	0.6
U.S. corporate	491.3	154.8	—	646.1	11.6
Foreign corporate	108.6	34.3	—	142.9	—
Total fixed maturity securities	$760.8	$196.3	$(0.4)	$956.7	$12.2
(1) Represents the amount of non-credit related impairment recognized in AOCI. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date prior to adoption of the expected credit loss standard. See Note 2 for more information.
The Company's state, municipality and political subdivision holdings are highly diversified across the United States, with no individual state, municipality or political subdivision exposure (including both general obligation and revenue securities) exceeding 0.7% and 0.6% of the overall investment portfolio as of December 31, 2020 and 2019. As of December 31, 2020 and 2019, revenue bonds accounted for 81% and 82% of the holdings, respectively. The activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily airport, marina and specifically pledged tax revenues.
The Company had European investment exposure in its corporate fixed maturity of $68.0 million with a net unrealized gain of $20.8 million as of December 31, 2020 and $69.7 million with a net unrealized gain of $17.0 million as of December 31, 2019. Approximately 24% and 26% of the corporate European exposure was held in the financial industry as of December 31, 2020 and 2019, respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% of the fair value of the Company's corporate fixed maturity securities as of both December 31, 2020 and 2019. The Company's international investments are managed as part of the overall portfolio with same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2020 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$7.0	$7.2
Due after one year through five years	29.7	34.1
Due after five years through ten years	120.4	156.2
Due after ten years	431.2	626.0
Total	588.3	823.5
Asset-backed	99.0	100.2
Commercial mortgage-backed	7.5	8.0
Residential mortgage-backed	27.2	30.1
Total	$722.0	$961.8
The following table shows the major categories of net investment income for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
Fixed maturity securities	$45.6	$47.5	$49.7
Equity securities	4.0	4.6	5.1
Commercial mortgage loans on real estate	2.4	2.9	3.8
Policy loans	0.3	0.3	0.4
Other investments	3.1	5.3	7.0
Cash and cash equivalents	—	0.1	0.1
Total investment income	55.4	60.7	66.1
Investment expenses	(1.8)	(1.4)	(1.5)
Net investment income	$53.6	$59.3	$64.6
No material investments of the Company were non-income producing for the years ended December 31, 2020, 2019 and 2018.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities and gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	For the Years Ended December 31,
Fixed maturity securities:	2020	2019	2018
Proceeds from sales	$16.3	$93.7	$177.7
Gross realized gains	$3.7	$3.5	$6.9
Gross realized losses	(1.3)	(0.9)	(2.6)
Net realized gains from sales of fixed maturity securities	$2.4	$2.6	$4.3
For securities sold at a loss during the year ended December 31, 2020, the average period of time these securities were trading continuously at a price below book value was approximately 2 months.

The following table sets forth the net realized gains (losses) recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$2.4	$2.6	$4.3
Equity securities	1.7	8.3	(6.1)
Commercial mortgage loans on real estate	—	—	0.4
Other investments	(2.6)	(1.5)	—
Total net realized gains (losses) related to sales and other	$1.5	$9.4	$(1.4)

The following table sets forth the portion of unrealized gains (losses) related to equity securities for the period indicated:

	Years Ended December 31,
	2020	2019	2018
Net gains (losses) recognized on equity securities	$1.7	$8.3	$(6.1)
Less: Net realized gains related to sales of equity securities	0.2	1.7	0.4
Total net unrealized gains (losses) on equity securities	$1.5	$6.6	$(6.5)
The investment category and duration of the Company's gross unrealized losses on fixed maturity securities, as of December 31, 2020 and 2019 were as follows:

	December 31, 2020
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Foreign governments	$3.6	$(0.4)	$—	$—	$3.6	$(0.4)
Asset-backed	7.1	(0.1)	19.7	(0.2)	26.8	(0.3)
U.S. corporate	10.9	(1.3)	—	—	10.9	(1.3)
Total fixed maturity securities	$21.6	$(1.8)	$19.7	$(0.2)	$41.3	$(2.0)

	December 31, 2019
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Asset-backed	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)
Total fixed maturity securities	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)
Total gross unrealized losses represent approximately 5% and 1% of the aggregate fair value of the related securities at December 31, 2020 and 2019, respectively. Approximately 92% of these gross unrealized losses had been in a continuous loss position for less than twelve months as of December 31, 2020. The total gross unrealized losses are comprised of 15 and 11 individual securities at December 31, 2020 and 2019, respectively. In accordance with its policy, the Company concluded that for these securities, the gross unrealized losses as of December 31, 2020 and 2019 were related to non-credit factors and therefore, did not recognize credit-related losses during the year ended December 31, 2020. Additionally, the Company currently does not intend to and is not required to sell these investments prior to an anticipated recovery in value.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position as of December 31, 2020, by contractual maturity, is shown below:

	December 31, 2020
	Cost or Amortized Cost	Fair Value
Due after five years through ten years	$4.3	$4.2
Due after ten years	11.9	10.3
Total	16.2	14.5
Asset-backed	27.1	26.8
Total	$43.3	$41.3
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. As of December 31, 2020, approximately 49% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Alabama and Maryland. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $0.1 million to $7.8 million as of December 31, 2020 and from $0.2 million to $8.0 million as of December 31, 2019.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are updated annually in the fourth quarter.
The following table presents the amortized cost basis of commercial mortgage loans, excluding allowance for credit losses, by origination year for certain key credit quality indicators at December 31, 2020:

	Origination Year
Loan-to-value ratios (1):	2020	2019	2018	2017	2016	Prior	Total	% of Total
70% and less	$—	$—	$6.3	$9.5	$6.0	$22.2	$44.0	100.0%
Total	$—	$—	$6.3	$9.5	$6.0	$22.2	$44.0	100.0%

	Origination Year
Debt-service coverage ratios (2):	2020	2019	2018	2017	2016	Prior	Total	% of Total
Greater than 2.0	$—	$—	$—	$9.5	$6.0	$9.0	$24.5	55.7%
1.5 to 2.0	—	—	—	—	—	7.2	7.2	16.4%
1.0 to 1.5	—	—	6.3	—	—	6.0	12.3	27.9%
Total	$—	$—	$6.3	$9.5	$6.0	$22.2	$44.0	100.0%
(1) LTV ratio derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated at least annually.
(2) DSC ratio calculated using most recent reported operating income results from property operators divided by annual debt service coverage.
The Company had fixed maturity securities of $7.1 million and $6.5 million as of December 31, 2020 and 2019, respectively, on deposit with various governmental authorities as required by law.

Variable Interest Entities A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures and other limited partnerships. These investments are generally accounted for under the equity method and are included within other investments in the balance sheets. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported. As of December 31, 2020, the Company’s maximum exposure to loss is its recorded carrying value of $20.9 million and unfunded commitments of $0.1 million.
5. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company has categorized its recurring fair value basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.
The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2020 and 2019. The amounts presented below for other investments, cash equivalents, assets held in and liabilities related to separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2020 and 2019. The amounts presented below for other investments, cash equivalents, assets held in and liabilities related to separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2020
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.7	$—		$0.7		$—
States, municipalities and political subdivisions	15.5	—		15.5		—
Foreign governments	24.1	—		24.1		—
Asset-backed	100.2	—		100.2		—
Commercial mortgage-backed	8.0	—		4.0		4.0
Residential mortgage-backed	30.1	—		30.1		—
U.S. corporate	651.0	—		650.1		0.9
Foreign corporate	132.2	—		124.6		7.6
Equity securities:
Common stocks	1.9	1.9		—		—
Non-redeemable preferred stocks	67.9	—		66.9		1.0
Other investments	17.7	17.7	(1)	—		—
Cash equivalents	1.2	1.2	(1)	—		—
Assets held in separate accounts	2,010.6	1,936.4	(2)	74.2	(3)	—
Total financial assets	$3,061.1	$1,957.2		$1,090.4		$13.5
Financial Liabilities
Liabilities related to separate accounts	$2,010.6	$1,936.4	(2)	$74.2	(3)	$—

	December 31, 2019
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.7	$—		$0.7		$—
States, municipalities and political subdivisions	14.9	—		14.9		—
Foreign governments	10.8	—		10.8		—
Asset-backed	102.4	—		102.4		—
Commercial mortgage-backed	5.0	—		1.5		3.5
Residential mortgage-backed	33.9	—		33.9		—
U.S. corporate	646.1	—		646.0		0.1
Foreign corporate	142.9	—		134.8		8.1
Equity securities:
Common stocks	2.3	2.3		—		—
Non-redeemable preferred stocks	73.0	—		71.9		1.1
Other investments	4.6	4.6	(1)	—		—
Cash equivalents	3.2	3.2	(1)	—		—
Assets held in separate accounts	1,661.6	1,588.0	(2)	73.6	(3)	—
Total financial assets	$2,701.4	$1,598.1		$1,090.5		$12.8
Financial Liabilities
Liabilities related to separate accounts	$1,661.6	$1,588.0	(2)	$73.6	(3)	$—
(1)  Primarily includes money market funds.
(2)  Primarily includes mutual funds and related obligations.
(3)  Primarily includes fixed maturity securities and related obligations.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2020 and 2019:

	Year Ended December 31, 2020
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed Maturity Securities:
Asset-backed	$—	$—	$0.1	$2.0	$—	$—	$(2.1)	—
Commercial mortgage-backed	3.5	0.1	0.4	—	—	—	—	4.0
U.S. corporate	0.1	—	—	0.8	—	—	—	0.9
Foreign corporate	8.1	—	0.1	—	(0.6)	—	—	7.6
Equity securities:
Non-redeemable preferred stocks	1.1	—	(0.1)	—	—	—	—	1.0
Total level 3 assets	$12.8	$0.1	$0.5	$2.8	$(0.6)	$—	$(2.1)	$13.5

	Year Ended December 31, 2019
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Asset-backed	$—	$—	$—	$8.5	$—	$—	$(8.5)	—
Commercial mortgage-backed	3.3	—	0.2	—	—	—	—	3.5
U.S. corporate	—	—	—	—	—	1.0	(0.9)	0.1
Foreign corporate	8.2	—	0.4	—	(0.5)	—	—	8.1
Equity securities:
Non-redeemable preferred stocks	1.1	—	—	—	—	—	—	1.1
Other assets	0.1	(0.1)	—	—	—	—	—	—
Total level 3 assets	$12.7	$(0.1)	$0.6	$8.5	$(0.5)	$1.0	$(9.4)	$12.8
(1)  Included as part of net realized gains on investments, excluding other-than-temporary impairment losses, in the statement of operations.
(2)  Included as part of change in unrealized gains on securities in the statement of comprehensive income.
(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of valuation inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding derivatives and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and derivatives, the Company generally uses the income valuation technique. For the years ended December 31, 2020 and 2019, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2020 and 2019, consisted of mutual funds and related obligations, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
States, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

U.S. and foreign corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Assets held in separate accounts and liabilities related to separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2020 and 2019 consisted of $13.5 million and $12.8 million, respectively, of fixed maturity and equity securities. All of the Level 3 fixed maturity and equity securities are priced using non-binding third-party manager quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2020 or 2019.
The Company generally obtains one price for each financial asset. The Company performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•  Equity securities;
• Other investments;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans on real estate: the fair value of commercial mortgage loans on real estate utilizes a third-party matrix pricing model. For fixed rate loans, the matrix process uses a yield buildup approach to create a pricing yield, with components for base yield, credit quality spread, property type spread, and a weighted average life spread. Floating rate loans are priced with a target quality spread over the swap curve. A dollar price for each loan is derived from the pricing yield or spread by a discounted cash flow methodology.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheets as of the dates indicated:

	December 31, 2020
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$43.9	$50.0	$—	$—	$50.0
Policy loans	5.3	5.3	5.3	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$49.4	$55.5	$5.3	$—	$50.2
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$194.1	$241.2	$—	$—	$241.2

	December 31, 2019
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$47.4	$50.8	$—	$—	$50.8
Policy loans	5.6	5.6	5.6	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$53.2	$56.6	$5.6	$—	$51.0
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$196.3	$230.0	$—	$—	$230.0
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

6. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Current expense (benefit)	$0.4	$8.8	$9.5
Deferred expense	5.0	2.0	7.2
Total income tax expense	$5.4	$10.8	$16.7
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2020	2019	2018
Federal income tax rate:	21.0%	21.0%	21.0%
Reconciling items:
Dividends-received deduction	(3.3)%	(1.3)%	(0.8)%
TCJA impacts	—%	—%	0.5%
Other	(1.6)%	(0.3)%	(0.3)%
Effective income tax rate	16.1%	19.4%	20.4%
The Company's unrecognized tax benefits for each of the years ended December 31, 2020, 2019, and 2018 are $2.4 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2012.
The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2020	2019
Deferred tax assets:
Deferred gain on disposal of businesses	$5.6	$7.5
Deferred acquisition costs	16.0	16.5
Investments, net	3.6	5.8
Policyholder and separate account reserves	8.2	8.3
Employee benefits	—	2.8
Total deferred tax assets	33.4	40.9
Deferred tax liabilities:
Net unrealized appreciation on securities	(53.5)	(43.8)
Other	(0.6)	(0.6)
Total deferred tax liabilities	(54.1)	(44.4)
Net deferred income tax liabilities	$(20.7)	$(3.5)
The calculation of the valuation allowance is made at the consolidated return group level and analyzed at the separate company level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2020, the Company had no net operating loss or capital loss and $0.1 million of tax credit carryforwards for U.S. federal income tax purposes.
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5 per share. All shares are issued and outstanding as of December 31, 2020 and 2019 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends to its Parent of $18.0 million, $27.0 million and $15.0 million during the years ended December 31, 2020, 2019 and 2018, respectively. In 2020, the Parent extinguished an $11.3 million substantive debt that was owed by the Company which resulted in a non-cash capital increase within additional paid in capital.

The maximum amount of dividends which can be paid by State of Kansas insurance companies to shareholders without prior approval of the Kansas Insurance Department is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) certain assets are not admitted for purposes of determining surplus under SAP; 7) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 8) the criteria for obtaining reinsurance accounting treatment, as well as presentation of insurance, is different under SAP than under GAAP; and 9) deferred gains on the sale of reinsurance are recognized as surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2020	2019	2018
Statutory net income	$34.7	$48.1	$90.0
Statutory capital and surplus	$127.9	$123.6	$126.3
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid cash dividends of $18.0 million, all of which were considered to represent ordinary dividends during the year ended December 31, 2020. The Company declared and paid cash dividends of $27.0 million, of which $14.0 million were considered to represent extraordinary dividends and $13.0 million were ordinary dividends during the year ended December 31, 2019. The Company paid $14.0 million of the dividend as a return of contributed surplus during the year ended December 31, 2019. The Company declared and paid cash dividends of $15.0 million, all of which were considered to represent extraordinary dividends during the year ended December 31, 2018. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $29.6 million to its Parent in 2021 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the "Company Action Level"), the company must submit an RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2020, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2020, the TAC of the Company subject to RBC requirements was $138.7 million and the corresponding Authorized Control Level was $21.9 million.
9. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	December 31,
	2020	2019
Ceded future policyholder benefits and expenses	$2,199.8	$2,192.1
Ceded unearned premium	14.4	18.3
Ceded claims and benefits payable	1,012.5	1,044.7
Ceded paid losses	0.8	5.0
Total	$3,227.5	$3,260.1

A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2020 grouped by A.M. Best financial strength ratings:

A. M. Best Rating of Reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,659.5	$13.9	$992.9	$2.1	$2,668.4
A or A–	59.4	0.5	2.7	—	62.6
B++ or B+	480.5	—	16.9	0.3	497.7
Not rated	0.4	—	—	—	0.4
Total	2,199.8	14.4	1,012.5	2.4	3,229.1
Less Allowance:	—	—	—	(1.6)	(1.6)
Total Reinsurance recoverable	$2,199.8	$14.4	$1,012.5	$0.8	$3,227.5
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $3.16 billion as of December 31, 2020. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock, and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock, and Talcott Resolution are held in trust. If these reinsurers became insolvent, the Company would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the Company. In addition to the direct reinsurance transactions referenced above, in 2013, The Hartford (now Talcott Resolution) sold its Individual Life Operations to Prudential Financial, Inc. ("Prudential"). Included in this transaction were the individual life policies remaining in force that were originally transferred by the

Company as part of the sale of FFG. The assets backing the reserves coinsured from The Hartford to Prudential continue to be held in trusts or separate accounts, and the Company is subject to the risk that the trust and/or separate account assets may be insufficient to support the liabilities that would revert back to the Company.
The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution and other reinsurers as of December 31, 2020 and 2019.

Reinsurer	December 31, 2020	December 31, 2019
John Hancock	$2,169.7	$2,106.0
Sun Life	497.0	579.9
Talcott Resolution	497.7	509.1
Other reinsurers	63.1	65.1
Total	$3,227.5	$3,260.1
The largest risk is with John Hancock. As of December 31, 2020, there is $2.64 billion held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
If necessary, an allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. Refer to Note 2 for additional information on the methodology.

The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2020			2019			2018
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$141.2	$54.5	$195.7	$150.2	$213.6	$363.8	$182.2	$568.2	$750.4
Premiums assumed	3.0	—	3.0	2.6	1.3	3.9	3.2	1.4	4.6
Premiums ceded	(139.6)	(54.5)	(194.1)	(148.4)	(214.2)	(362.6)	(180.6)	(569.6)	(750.2)
Net earned premiums	$4.6	$—	$4.6	$4.4	$0.7	$5.1	$4.8	$—	$4.8
Direct policyholder benefits	$459.0	$66.1	$525.1	$505.0	$144.0	$649.0	$399.6	$363.7	$763.3
Policyholder benefits assumed	13.4	0.1	13.5	12.7	(0.1)	12.6	14.4	—	14.4
Policyholder benefits ceded	(416.1)	(66.1)	(482.2)	(461.3)	(143.7)	(605.0)	(350.9)	(363.7)	(714.6)
Net policyholder benefits	$56.3	$0.1	$56.4	$56.4	$0.2	$56.6	$63.1	$—	$63.1
The Company had $345.3 million and $370.1 million, respectively, of invested assets held in trusts or by custodians as of December 31, 2020 and 2019, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2020, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of John Hancock, Sun Life or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
John Hancock, Sun Life and Talcott Resolution have paid their obligations when due and there have been no disputes.
10. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 to the Financial Statements for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and AEB, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Run-off Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in run-off. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed AEB, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.
Preneed Business
The Company's preneed life insurance products are in run-off and no longer offered. Interest and discount rates for preneed life insurance vary by year of issuance and product and ranged from 4.7% to 7.3% in 2020 and 2019 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in 2020 and 2019.
Interest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2020 and 2019 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2020 and 2019.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 0.0% to 7.0% in 2020 and 2019. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2020 and 2019 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2020 and 2019. Withdrawal charges, if any, can range up to 7.0% and grade to zero over a period of seven years.
Reserve Roll Forward

The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2020	2019	2018
Claims and benefits payable, at beginning of year	$1,054.5	$1,190.5	$1,266.1
Less: Reinsurance ceded and other	(1,044.6)	(1,179.2)	(1,255.1)
Net claims and benefits payable, at beginning of year	9.9	11.3	11.0
Incurred losses and loss adjustment expenses related to:
Current year	56.4	56.5	63.4
Prior years	(0.1)	—	—
Total incurred losses and loss adjustment expenses	56.3	56.5	63.4
Paid losses and loss adjustment expenses related to:
Current year	46.9	52.1	56.6
Prior years	5.4	5.8	6.5
Total paid losses and loss adjustment expenses	52.3	57.9	63.1
Net claims and benefits payable, at end of year	13.9	9.9	11.3
Plus: Reinsurance ceded and other	1,012.5	1,044.6	1,179.2
Claims and benefits payable, at end of year	$1,026.4	$1,054.5	$1,190.5
11. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes) for the periods indicated:

	Year Ended December 31, 2020
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2019	$141.5	$9.8	$151.3
Change in accumulated other comprehensive income before reclassifications	36.2	0.9	37.1
Amounts reclassified from accumulated other comprehensive income	(1.7)	—	(1.7)
Net current-period other comprehensive income	34.5	0.9	35.4
Balance at December 31, 2020	$176.0	$10.7	$186.7

	Year Ended December 31, 2019
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2018	$73.5	$8.8	$82.3
Change in accumulated other comprehensive income before reclassifications	71.0	1.0	72.0
Amounts reclassified from accumulated other comprehensive income	(3.0)	—	(3.0)
Net current-period other comprehensive income	68.0	1.0	69.0
Balance at December 31, 2019	$141.5	$9.8	$151.3

	Year Ended December 31, 2018
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2017	$119.0	$9.2	$128.2
Change in accumulated other comprehensive income before reclassifications	(58.2)	(2.4)	(60.6)
Amounts reclassified from accumulated other comprehensive income	(3.9)	—	(3.9)
Net current-period other comprehensive income	(62.1)	(2.4)	(64.5)
Cumulative effect of change in accounting principles (1)	16.6	2.0	18.6
Balance at December 31, 2018	$73.5	$8.8	$82.3
(1) See Note 2 - Summary of Significant Accounting Policies for additional information.
The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2020	2019	2018
Unrealized gains on securities	$(2.2)	$(3.8)	$(4.9)	Net realized gains on investments, excluding other-than-temporary impairment losses
Tax effect	0.5	0.8	1.0	Provision for income taxes
Total reclassifications for the period	$(1.7)	$(3.0)	$(3.9)	Net of tax

12. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for related services and obligations to the Parent and its affiliates for the years ended December 31, 2020, 2019 and 2018, were $4.2 million, $1.8 million and $4.9 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $3.5 million, $9.4 million and $4.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

13. COMMITMENTS AND CONTINGENCIES
Risks and Uncertainties
The Company continues to closely monitor developments related to the COVID-19 pandemic to assess the ongoing impact on its business, results of operations and financial condition. While still evolving, the COVID-19 pandemic has caused significant global economic and financial market disruption, resulting in increased financial market volatility, business and operational challenges such as the temporary closures of businesses, and overall diminished expectations for the economy and the financial markets.
At this time, it is not possible to estimate how long it will take to halt the spread of the virus or the long-term effects that the COVID-19 pandemic could have on the economy or the Company’s business. The extent to which the COVID-19 pandemic impacts the Company’s business, results of operations or financial condition will depend on future developments which are highly uncertain and difficult to predict, including the severity and duration of the pandemic and the actions taken by government authorities and other third parties to contain or address its impact. Even after the COVID-19 outbreak has subsided, the Company may experience materially adverse impacts to its business, results of operations and financial condition as a result of the pandemic’s global economic impact.
Legal and Regulatory Matters
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, may become involved in other such actions, both as a defendant and as a plaintiff.
Although the Company cannot predict the outcome of any pending litigation, legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.
14. SUBSEQUENT EVENTS
On March 9, 2021 the Parent announced it had entered into a definitive agreement to sell its prearranged funeral insurance and final expense business, Global Preneed, and related legal entities and assets to CUNA Mutual Group, a broad financial services provider. The transaction includes the sale of all of the issued and outstanding capital stock of the Company and is expected to close by the end of the third quarter of 2021. For additional information related to this transaction, please see the Form 8-K filed on March 9, 2021 by the Parent with the U.S. Securities and Exchange Commission, including the press release furnished thereto.

Union Security Insurance Company
as of December 31, 2020
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.7	$0.7
States, municipalities and political subdivisions	12.9	15.5	15.5
Foreign governments	18.4	24.1	24.1
Asset-backed	99.0	100.2	100.2
Commercial mortgage-backed	7.5	8.0	8.0
Residential mortgage-backed	27.2	30.1	30.1
U.S. corporate	462.8	651.0	651.0
Foreign corporate	93.6	132.2	132.2
Total fixed maturity securities	722.0	961.8	961.8
Equity securities:
Common stocks	1.8	1.9	1.9
Non-redeemable preferred stocks	53.9	67.9	67.9
Total equity securities	55.7	69.8	69.8
Commercial mortgage loans on real estate, at amortized cost	43.9	50.0	43.9
Policy loans	5.3	5.3	5.3
Other investments	38.9	38.9	38.9
Total investments	$865.8	$1,125.8	$1,119.7

Union Security Insurance Company
as of December 31, 2020, 2019 and 2018 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other* operating expenses
	(in millions)
2020	$2,912.2	$36.2	$1,026.4	$4.6	$53.6	$56.4	$9.3
2019	$2,958.5	$42.0	$1,054.5	$5.1	$59.3	$56.6	$8.4
2018	$2,914.1	$49.9	$1,190.5	$4.8	$64.6	$63.1	$9.9
* Includes amortization of deferred acquisition costs, amortization of value of business acquired and underwriting, general and administration expenses.

Union Security Insurance Company
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2020
Life Insurance in Force	$7,768.3	$7,204.1	$448.1	$1,012.3	44.3%
Premiums:
Life insurance	$62.9	$61.3	$2.7	$4.3	62.8%
Accident and health insurance	132.8	132.8	0.3	0.3	100.0%
Total earned premiums	$195.7	$194.1	$3.0	$4.6	65.2%
Benefits:
Life insurance	$248.4	$205.5	$13.4	$56.3	23.8%
Accident and health insurance	276.7	276.7	0.1	0.1	100.0%
Total policyholder benefits	$525.1	$482.2	$13.5	$56.4	23.9%

Year Ended December 31, 2019
Life Insurance in Force	$13,764.2	$13,151.7	$483.3	$1,095.8	44.1%
Premiums:
Life insurance	$101.3	$99.5	$2.6	$4.4	59.1%
Accident and health insurance	262.5	263.1	1.3	0.7	185.7%
Total earned premiums	$363.8	$362.6	$3.9	$5.1	76.5%
Benefits:
Life insurance	$275.7	$231.8	$12.5	$56.4	22.2%
Accident and health insurance	373.3	373.2	0.1	0.2	50.0%
Total policyholder benefits	$649.0	$605.0	$12.6	$56.6	22.3%

Year Ended December 31, 2018
Life Insurance in Force	$38,709.9	$38,055.1	$514.2	$1,169.0	44.0%
Premiums:
Life insurance	$185.8	$184.3	$2.9	$4.4	65.9%
Accident and health insurance	564.6	565.9	1.7	0.4	425.0%
Total earned premiums	$750.4	$750.2	$4.6	$4.8	95.8%
Benefits:
Life insurance	$294.6	$246.0	$13.9	$62.5	22.2%
Accident and health insurance	468.7	468.6	0.5	0.6	83.3%
Total policyholder benefits	$763.3	$714.6	$14.4	$63.1	22.8%

Union Security Insurance Company
as of December 31, 2020, 2019 and 2018 and for the years then ended
Schedule V — Valuation and Qualifying Accounts

Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
(in millions)
2020:
Valuation allowance for commercial mortgage loans on real estate	$—	$—	$—	$—	$—
Allowance for credit losses related to premiums and accounts receivable balances	—	—	—	—	—
Allowance for credit losses related to reinsurance recoverables	—	—	1.7	0.1	1.6
Total	$—	$—	$1.7	$0.1	$1.6
2019:
Valuation allowance for commercial mortgage loans on real estate	$—	$—	$—	$—	$—
Allowance for credit losses related to premiums and accounts receivable balances	—	—	—	—	—
Allowance for credit losses related to reinsurance recoverables	—	—	—	—	—
Total	$—	$—	$—	$—	$—
2018:
Valuation allowance for commercial mortgage loans on real estate	$0.4	$(0.4)	$—	$—	$—
Allowance for credit losses related to premiums and accounts receivable balances	—	—	—	—	$—
Allowance for credit losses related to reinsurance recoverables	—	—	—	—	$—
Total	$0.4	$(0.4)	$—	$—	$—